SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 22, 2004 (January 21, 2004)

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018

(Address of principal executive offices)

(615) 221-8884

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year,
if changed since last report)

Item 5. Other Information.

     On January 21, 2004, American HomePatient, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release announced that W. Wayne Woody has been appointed to the Company’s Board of Directors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

Number	Exhibit

99.1	Press Release dated January 21, 2004, announcing that W. Wayne Woody has been appointed to the Company’s Board of Directors.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.

By:	/s/ Marilyn A. O’Hara
Name:	Marilyn A. O’Hara
Title:	Chief Financial and Accounting Officer

Date: January 22, 2004

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated January 21, 2004, announcing that W. Wayne Woody has been appointed to the Company’s Board of Directors.